                                                                   EXHIBIT. 10.2

[GRAPHIC OMITTED]      SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:   CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:    10394 PACIFIC CENTER COURT

            SAN DIEGO, CALIFORNIA  92121

DATE:  SEPTEMBER 30, 1996

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated June 27, 1996, and as modified by that Consent and Waiver dated August 23, 1996. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO NEGATIVE COVENANTS-EXCEPTIONS. Effective on the occurrence of the IPO Consummation, the section of the Schedule to the Loan Agreement entitled "Negative Covenants-Exceptions (Section 4.6)" is hereby deleted and replaced with the following:

     "NEGATIVE COVENANTS-EXCEPTIONS

      (Section 4.6):       Without Silicon's prior written consent, Borrower may
                           do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) Borrower may upstream funds and make loans to the Parent without any restriction; and (ii)
                           Borrower may pay or declare dividends on Borrower's stock in any form."

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the

Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                           SILICON:

   CALBIOCHEM-NOVABIOCHEM              SILICON VALLEY BANK
   CORPORATION

                                       BY /s/ Linda LeBeau
                                         --------------------------------------
                                       TITLE Senior Vice President
                                            -----------------------------------

   BY /s/ James G. Stewart
     -----------------------------
       PRESIDENT OR VICE PRESIDENT

   BY /s/ Arthur E. Roke
     -----------------------------
       SECRETARY OR ASS'T SECRETARY

                                     CONSENT

         The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

CALBIOCHEM-NOVABIOCHEM AG              CN BIOSCIENCES, INC. (formerly known
                                       as Calbiochem-Novabiochem International,
                                       Inc.)

By: /s/ Stelios B. Papadopoulos
   -------------------------------
Title: Director                        By: /s/ James G. Stewart
      ----------------------------        -------------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       -2-